Our job is to be the best
First Quarter 2011

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws.
These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight;
changes in interest rates; demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.
 This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com.

First Quarter 2011 Consolidated Results
Net income (loss) per share

Special items

Net income (loss) per share excluding
 special items
• Q1 2011 Special items - $0.07 after-tax charge primarily related to Box Plant
 Transformation II
Q1 2011	Q4 2010	Q1 2010
$ 0.15	$ 0.24	$ (0.04)
0.07	0.07	0.03
$ 0.22	$ 0.31	$ (0.01)

Corrugated Packaging Segment
($ in Millions)
	Q1 2011	Q4 2010	Q1 2010
Revenues	$821	$ 806	$ 752
Costs and expenses	(723)	(703)	(706)
Segment operating income	$ 98	$ 103	$ 46
• Q1 2011 ROI - 18.3%
• Solid mill and box plant performance
• Challenging weather conditions; higher input costs

Key Input Cost Changes
Q1 2011 vs. Q4 2010            Q1 2011 vs. Q1 2010
Virgin Fiber OCC Energy Chemicals Freight

Corrugated Packaging Segment
TIN Average Box Price *
 * Average box price realization includes the impact of mix of business
2010
Q1 Q2 Q3 Q4 Q1
2011

Corrugated Packaging Segment
Box Shipments
 * Source: Fibre Box Association
2010
2011

Corrugated Packaging Segment
First Quarter 2011
• 23,000 tons maintenance-related downtime
• 20,000 tons reduced mill output to match our supply
 with our demand

Corrugated Packaging Segment

Second Quarter 2011
• Box shipments gaining momentum
• Two less shipping days in second quarter 2011
 compared with first quarter 2011
• Cost pressures
• 27,000 tons planned maintenance downtime

Building Products Segment
($ in Millions)
	Q1 2011	Q4 2010	Q1 2010
Revenues	$174	$ 146	$ 153
Costs and expenses	(180)	(161)	(162)
Segment operating income (loss)	$ (6)	$ (15)	$ (9)

Building Products Segment
Lumber
Price
2010
2011
 Q1 Q2  Q3 Q4 Q1
Volume
2010
2011
 Q1 Q2 Q3 Q4 Q1

Building Products Segment
Gypsum
Volume
2010
2011
 Q1  Q2  Q3  Q4  Q1
Price
 Q1 Q2  Q3 Q4 Q1
2010
2011

Particleboard
Volume
Building Products Segment
2010
2011
  Q1  Q2  Q3 Q4 Q1
 Q1 Q2  Q3  Q4  Q1
2010
2011

14

Building Products EBITDA Trends
Housing Starts
TIN EBITDA
2006
2007
2008
2009
2010
2011

2011 First Quarter Financial Highlights
• Cash provided by operations $35 million in first quarter
 – Operations provided $93 million, flat vs. 4Q 2010 and up $41 million vs. a year ago
 – Working capital was a use of $58 million, up seasonally consistent with prior years
• Balance sheet
 – Long term debt $761 million at first quarter-end, up $43 million vs. year-
 end 2010 due to seasonal working capital needs
• Liquidity remains strong
• Unallocated expenses and interest expense in-line with prior guidance

Our job is to be the best